UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 15, 2007
                Date of Report (Date of earliest event reported)


                         American Spectrum Realty, Inc.
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             (Exact name of registrant as specified in its charter)


Maryland                       001-16785                        52-2258674
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(State or Other               (Commission                 (I.R.S. Employer
Jurisdiction of              File Number)                   Identification
incorporation)                                                        No.)


                5850 San Felipe, Suite 450, Houston, Texas 77057
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               (Address of principal executive offices) (Zip Code)


                                 (713) 706-6200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 15, 2007, American Spectrum Realty, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit           Description
-------           -----------

99.1              Press Release dated March 15, 2007

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN SPECTRUM REALTY, INC.

                                  By:         /s/ William J. Carden
                                     -------------------------------------------
                                         Name:    William J. Carden
                                         Title:   Chairman of the Board,
                                                  President and Chief Executive
                                                  Officer


Date:   March 15, 2007